                                                                    EXHIBIT 99.5



Debtor:  MR Technologies, Inc.                         Case No.: 01-11497
                                                  Reporting Period: January 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                              CUMULATIVE FILING TO
REVENUES                                                                               MONTH                          DATE
--------                                                                               -----                          ----
Gross Revenues                                                                                349,413                     652,575
Non-Debtor Net Intercompany                                                                    -4,357                         424
Less:  Returns and Allowances                                                                  -8,270                     -16,820
Net Revenue                                                                                   336,786                     636,179
COST OF GOODS SOLD
Beginning Inventory                                                                           417,034                     468,396
Add:  Purchases                                                                               -40,092                     100,547
Add:  Cost of Labor                                                                            82,192                     157,380
Add:  Other Direct Costs (attach schedule)                                                    108,799                      51,158
Less:  Ending Inventory                                                                       271,448                     271,448
Cost of Goods Sold                                                                            296,485                     506,033
Gross Profits                                                                                  40,301                     130,146
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                                                        548                       1,123
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense                                                                                  7,303                      14,500
Pension & Profit Sharing Plans                                                                    118                         190
Repairs and Maintenance                                                                           918                       1,904
Rent and Lease Expense                                                                            709                       1,721
Salaries/Commissions/Fees                                                                      20,652                      53,006
Supplies                                                                                       -2,810                       1,115
Taxes - Payroll                                                                                   878                       1,470
Taxes - Real Estate
Taxes - Other                                                                                       0                       6,723
Travel and Business Expenses                                                                      615                       1,187
Utilities
Other (attach schedule)                                                                             0                          98
Total Operating Expenses Before Depreciation                                                   28,931                      83,037
Depreciation/Depletion/Amortization
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                               11,370                      47,109
OTHER INCOME AND EXPENSES
Other income (attach schedule)
Interest Expense
Other Expense (attach schedule)                                                                     0                          17
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                                  11,370                      47,092
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                       0                           0
Income Taxes
NET PROFIT (LOSS)                                                                              11,370                      47,092

In re:  MR Technologies, Inc.                            Case No.: 01-11497
                                                  Reporting Period: January 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                        CUMULATIVE FILING
BREAKDOWN OF "OTHER" CATEGORY                                                        CURRENT MONTH           TO DATE
-----------------------------                                                        -------------           -------

OTHER DIRECT COSTS
Outside Services                                                                          1,336                  3,120
Pass Through Postage Exp                                                                 36,176               -151,427
Lease & Maint. Expense                                                                   59,424                127,230
Building Expenses                                                                        20,011                 37,949
Office Telephones                                                                         3,328                  4,495
Other Expenses                                                                          -20,471                  9,799
Direct Depreciation                                                                       8,995                 19,992
  TOTAL OTHER DIRECT COSTS                                                              108,799                 51,158
OTHER OPERATIONAL EXPENSES



OTHER INCOME


OTHER EXPENSES
9300 Bank Charges                                                                             0                     17

   TOTAL OTHER EXPENSES                                                                       0                     17
OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re:  MR Technologies, Inc.                            Case No.: 01-11497
                                                  Reporting Period: January 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                      (66,941)                     (109,538)
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)                                                            1,500,498                     1,439,368
Notes Receivable
Inventories                                                                            173,696                       468,396
Prepaid Expenses                                                                       280,232                       347,622
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                 1,887,486                     2,145,848
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                         815,000                       815,000
Machinery and Equipment                                                                287,866                       455,548
Furniture, Fixtures and Office Equipment                                                93,807                        99,676
Leasehold Improvements                                                                  36,101                        36,101
Vehicles                                                                                 4,077                             -
Less Accumulated Depreciation                                                          207,726                       395,614
TOTAL PROPERTY & EQUIPMENT                                                           1,029,126                     1,010,711
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                      27,152,862                    26,703,208
TOTAL OTHER ASSETS                                                                  27,152,862                    26,703,208

TOTAL ASSETS                                                                        30,069,473                    29,859,767

                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable                                                                       41,823                             -
Taxes Payable (refer to FORM MOR-4)                                                    11,330                             -
Wages Payable                                                                          37,108                        75,925
Notes Payable                                                                                                       (14,901)
Rent/Leases - Building/Equipment                                                       66,049
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                      241,125                       230,230
TOTAL POSTPETITION LIABILITIES                                                        397,435                       291,254
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                                                        622,336                       565,904
TOTAL PRE-PETITION LIABILITIES                                                        622,336                       565,904

TOTAL LIABILITIES                                                                   1,019,772                       857,158
OWNER EQUITY
Capital Stock                                                                               -                             -
Additional Paid-In Capital                                                         32,507,420                    32,507,420
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                   (3,504,811)                   (3,504,811)
Retained Earnings - Postpetition                                                       47,092
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                   29,049,701                    29,002,609
TOTAL LIABILITIES AND OWNERS' EQUITY                                               30,069,473                    29,859,767
                                                                                            0                            (0)

In re:  MR Technologies, Inc.                            Case No.: 01-11497
                                                  Reporting Period: January 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
Other Current Assets




Other Assets

AR Miscellaneous                                                                        9,820                       13,425
AR Receivable Postage                                                                 (44,173)                    (122,667)
Advances to employees                                                                                                3,672
Due to/from subsidiary                                                             27,061,346                   26,672,420
Intercompany transfers/transactions                                                         -                       10,489
Other Assets - net                                                                    125,869                      125,869






                                                                                   27,152,862                   26,703,208
                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
Other Postpetition Liabilities

Postage Deposit                                                                    125,228                            -
Accrued expenses                                                                   115,897                       43,874
Deferred acquisition payable                                                                                    186,356

                                                                                   241,125                      230,230
Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)







Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.